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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 3, 2005 (June 2, 2005)


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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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                        New York                                 1-5452                       15-0405700
     (State or other jurisdiction of incorporation)     (Commission File Number)    (IRS Employer Identification No.)


          163-181 Kenwood Avenue, Oneida, New York                                        13421
          (Address of principal executive offices)                                      (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

            The information required by this Item is incorporated by reference to a press release dated June 2, 2005, which is attached as Exhibit
            99.1 to this Form.


ITEM 9.01.  FINANCIAL STATEMENTS & EXHIBITS.

            (c.) Exhibits

                 EXHIBIT 99.1 Press Release dated June 2, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ONEIDA LTD.

                                                 By: /s/ ANDREW G. CHURCH
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                                                         Andrew G. Church
                                                         Senior Vice President &
                                                         Chief Financial Officer



Dated: June 3, 2005